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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 0-23852) of MRO Software, Inc. of our report dated February 21, 2002 relating to the financial statements of MainControl, Inc., which appears in the Current Report on Form 8-K of MRO Software, Inc. dated August 12, 2002.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
August 12, 2002